EXHIBIT 31.4

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

I, Robert J. Gibson, certify that:

1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A of Form 10-K of Scopus BioPharma Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: April 29, 2021	By:	/s/ Robert J. Gibson
Robert J. Gibson
Vice Chairman, Secretary, and Treasurer
(Principal Financial Officer)